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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):


                                November 14, 2000

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

              Delaware                     000-07438               04-2258582
  (State or other jurisdiction of     (Commission File No.)      (IRS Employer
           incorporation)                                    Identification No.)

                          3 New England Executive Park,

                         Burlington, Massachusetts 01803
          (Address of principal executive offices, including zip code)

         Registrant's telephone no., including area code: (781) 272-6100


Item 5.         Other Events.
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         Attached hereto as Exhibit 99 is a press release concerning certain financial information of the Company.
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Item 7.        Exhibits.
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               Exhibit 99. Press Release of the Company dated November 14, 2000.
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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ACTERNA CORPORATION
                                  (Registrant)


Date:  November 15, 2000           By: /s/ Mark V.B. Tremallo
                                      ------------------------------------------
                                   Name:    Mark V.B. Tremallo
                                   Title:   Corporate Vice President,
                                            General Counsel and Secretary